AMENDED AND RESTATED BY-LAWS OF RAYMOND JAMES FINANCIAL, INC. (a Florida corporation) Amended and Restated as of August 24, 2022

TABLE OF CONTENTS Page -i- ARTICLE I Offices ................................................................................................................. 1 ARTICLE II Seal ...................................................................................................................... 1 ARTICLE III Shareholders ........................................................................................................ 1 Section 1. Place of Meetings .................................................................................. 1 Section 2. Annual Meeting ..................................................................................... 2 Section 3. Notice of Business to be Brought Before an Annual Meeting .............. 2 Section 4. Notice of Nominations for Election to the Board of Directors ............. 9 Section 5. Additional Requirements For Valid Nomination of Candidates to Serve as Director and, if Elected, to Be Seated as Directors .......... 15 Section 6. Special Meetings of Shareholders ....................................................... 17 Section 7. Notice of Annual or Special Meeting.................................................. 23 Section 8. Quorum ............................................................................................... 23 Section 9. Adjournment ....................................................................................... 23 Section 10. Voting .................................................................................................. 23 Section 11. Conduct of Meeting............................................................................. 24 Section 12. Secretary of Meeting ........................................................................... 24 Section 13. Action by Written Consent in Lieu of a Meeting ................................ 24 Section 14. Postponement and Cancellation of Meetings ...................................... 29 ARTICLE IV Directors ............................................................................................................ 29 Section 1. Authority ............................................................................................. 29 Section 2. Organization ........................................................................................ 29 Section 3. Number ................................................................................................ 29 Section 4. Term .................................................................................................... 29 Section 5. Vacancies ............................................................................................ 29 Section 6. Resignations ........................................................................................ 30 Section 7. Majority Vote ...................................................................................... 30 Section 8. Contested Election .............................................................................. 30 Section 9. Place of Meeting ................................................................................. 30 Section 10. Annual Board Meeting ........................................................................ 30 Section 11. Regular Meetings ................................................................................ 31 Section 12. Special Meetings ................................................................................. 31

TABLE OF CONTENTS (continued) Page -ii- Section 13. Notice .................................................................................................. 31 Section 14. Conduct of Meeting; Quorum ............................................................. 31 Section 15. Meetings by Electronic Communications Equipment ........................ 31 Section 16. Action by Written Consent.................................................................. 31 Section 17. Compensation for Service ................................................................... 32 Section 18. Interested Directors ............................................................................. 32 Section 19. Indemnification ................................................................................... 32 Section 20. Indemnification of Employees and Agents of the Company .............. 36 Section 21. Insurance ............................................................................................. 37 Section 22. Limitations on Indemnification ........................................................... 37 Section 23. No Imputation ..................................................................................... 37 Section 24. Reasonable Reliance ........................................................................... 38 ARTICLE V Committees ........................................................................................................ 38 Section 1. Executive Committee .......................................................................... 38 Section 2. Other Committees ............................................................................... 38 Section 3. Rules of Procedure .............................................................................. 38 ARTICLE VI Divisions ............................................................................................................ 39 Section 1. Advisory Boards ................................................................................. 39 Section 2. Officers of Divisions; Titles ................................................................ 39 ARTICLE VII Officers .............................................................................................................. 39 Section 1. Appointment ........................................................................................ 39 Section 2. Employment Agreements; Removal ................................................... 40 Section 3. Vice Chair ........................................................................................... 40 Section 4. Chief Executive Officer ...................................................................... 40 Section 5. President .............................................................................................. 40 Section 6. Vice Presidents .................................................................................... 40 Section 7. Chief Financial Officer ....................................................................... 40 Section 8. Controller ............................................................................................ 41 Section 9. Treasurer ............................................................................................. 41 Section 10. Secretary .............................................................................................. 41 Section 11. General Counsel .................................................................................. 41

TABLE OF CONTENTS (continued) Page -iii- Section 12. Bank Accounts .................................................................................... 42 Section 13. Vacancies ............................................................................................ 42 Section 14. Authority to Vote Shares ..................................................................... 42 Section 15. Compensation of Officers ................................................................... 42 ARTICLE VIII Capital Stock ..................................................................................................... 42 Section 1. Share Certificates ................................................................................ 42 Section 2. Registrar; Transfer Agent .................................................................... 43 Section 3. Transfers of Stock ............................................................................... 43 Section 4. Lost Certificates; Indemnity ................................................................ 43 Section 5. Record Holders ................................................................................... 43 Section 6. Record Date ......................................................................................... 43 ARTICLE IX Miscellaneous; Dividends; Exclusive Forum .................................................... 44 Section 1. Section Headings ................................................................................. 44 Section 2. Gender ................................................................................................. 44 Section 3. By-law Provisions Additional and Supplemental to Provisions of Law ................................................................................................. 44 Section 4. Interpretation ....................................................................................... 44 Section 5. Inconsistent Provisions ....................................................................... 44 Section 6. Evidence of Authority ......................................................................... 44 Section 7. Fiscal Year .......................................................................................... 44 Section 8. Waiver of Notice ................................................................................. 44 Section 9. Dividends ............................................................................................ 44 Section 10. Exclusive Forum ................................................................................. 45 ARTICLE X By-Law Amendments ........................................................................................ 45

AMENDED AND RESTATED BY-LAWS OF RAYMOND JAMES FINANCIAL, INC. (a Florida corporation) Amended and Restated as of August 24, 2022 ARTICLE I OFFICES The Company shall maintain its principal executive offices in the State of Florida, and may also have offices in such other places either within or without the State of Florida as the Company’s Board of Directors (the “Board of Directors” or the “Board”) may from time to time designate or as the business of the Company may require. ARTICLE II SEAL The seal of the Company shall be circular in form, have the name of the Company on the circumference and the words “Corporate Seal Florida” in the center. ARTICLE III SHAREHOLDERS Section 1. Place of Meetings. All meetings of the shareholders shall be held at the principal executive offices of the Company in the City of St. Petersburg, County of Pinellas, State of Florida, or at such other place as shall be determined, within or outside the State of Florida, from time to time, by (i) resolution of the Board of Directors adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board of Directors for adoption), (ii) resolution of a duly authorized committee of the Board of Directors, or (iii) the Chair of the Board, if delegated that authority by a resolution of the Board of Directors adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) and which shall be stated in the notice of meeting. The place where such meeting shall be held shall be stated in the notice of the meeting. The Board of Directors may, in its sole discretion, determine that an annual meeting shall not be held at any place, but shall instead be held solely by means of the Internet or other electronic technology pursuant to which the shareholders have an opportunity to read or hear the proceedings substantially concurrently with their occurrence, vote on matters submitted to the shareholders and pose questions to the directors.

2 Section 2. Annual Meeting. The annual meeting of the shareholders of the Company for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these By-laws, the Company’s Restated Articles of Incorporation (the “Articles of Incorporation”), the Florida Business Corporations Act, as amended (the “FBCA”), and other applicable law shall be held each year on the date (which date shall not be a legal holiday in the place where the meeting is to be held, and if held by means of the Internet or other electronic technology, which date shall not be a federal holiday) and at the time as shall be designated, from time to time, by (i) resolution of the Board of Directors adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption), (ii) resolution of a duly authorized committee of the Board, or (iii) the Chair of the Board, if delegated that authority by a resolution of the Board adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) and which shall be stated in the notice of meeting. The date and time of the annual meeting may subsequently be changed in the same manner as is required to fix the original date and time of the annual meeting. Any and all references hereafter in these By-laws to an annual meeting or annual meetings also shall be deemed to refer to any special meeting(s) in lieu thereof. Section 3. Notice of Business to be Brought Before an Annual Meeting. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting in accordance with these By- laws, the Articles of Incorporation, the FBCA and other applicable law. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) if not specified in a notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), otherwise brought before the meeting by or at the direction of the Board of Directors, any duly authorized committee thereof or the Chair of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder Present in Person (as defined below) who (1) was a beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”)) of shares of the Company at the time of giving the notice provided for in this Section 3, on the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 3 in all applicable respects. Except with respect to proposed nominations of persons for election to the Board of Directors, which must be made in compliance with the provisions of Section 4 and Section 5 of this Article III and except for shareholder proposals submitted for inclusion in the Company’s proxy statement pursuant to, and in compliance with, Rule 14a-8 (and the interpretations thereunder) of the Exchange Act and which proposals are not excludable under Rule 14a-8 of the Exchange Act, whether pursuant to a no- action letter from the Staff of the U.S. Securities and Exchange Commission’s (the “SEC”) Division of Corporation Finance or a determination of a federal court of competent jurisdiction, and which are included in the notice of meeting given by or at the direction of the Board of Directors (or any duly authorized committee thereof) and the Company’s proxy statement pursuant

3 to Rule 14a-8 of the Exchange Act, the foregoing clause (iii) shall be the exclusive means for a shareholder to propose business to be brought before an annual meeting of the shareholders. Except as aforesaid, no business shall be conducted at any annual meeting that is not properly brought before the meeting in accordance with this Section 3. In addition to the other requirements set forth in this Section 3, for any proposal of business to be considered at an annual meeting of shareholders, it (i) must be a proper subject for action by shareholders of the Company under these By-laws, the Articles of Incorporation, the FBCA and other applicable law, and (ii) must not relate to a matter that is expressly reserved for action by the Board of Directors under these By-laws, the Articles of Incorporation, or applicable law. For purposes of these By-laws, “Present in Person” shall mean that the shareholder proposing that the business be brought before an annual meeting, or, if the proposing shareholder is not an individual, a qualified representative of such proposing shareholder, appear in person at such annual meeting (unless such meeting is held by means of the Internet or other electronic technology in which case the proposing shareholder or its qualified representative shall be present at such annual meeting by means of the Internet or other electronic technology). A “qualified representative” of such proposing shareholder shall be, if such proposing shareholder is (i) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (ii) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company, or (iii) a trust, any trustee of such trust. Notwithstanding the foregoing, shareholders seeking to propose persons as nominees for election to the Board of Directors must separately comply with Section 4 and Section 5 of this Article III, and, this Section 3 shall not be applicable to proposed nominations of candidates for election to the Board of Directors except for defined terms and except as expressly provided in Section 4 and Section 5 of this Article III. For business to be properly brought before an annual meeting by a shareholder pursuant to Section 3(a)(iii) of this Article III, the shareholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Company (the “Proposal Notice”), and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 3. To be timely, the Proposal Notice must be delivered to, or mailed to and received by, the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) calendar day nor earlier than the close of business on the one hundred twentieth (120th) calendar day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not later than the close of business on the ninetieth (90th) calendar day prior to such annual meeting or, if later, the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting was first made by the Company (such notice that is provided within such time periods, a “Timely Notice”). For purposes of these By-laws, “Proposal Notice Deadline” shall mean the last date for a shareholder to deliver a Proposal Notice in accordance with the provisions of the previous sentence. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above. For purposes of these By-laws,

4 “close of business” shall mean 5:00 p.m. local time at the principal executive offices of the Company on any calendar day, whether or not such day is a business day. For purposes of these By-laws, “public disclosure” or its corollary “publicly disclosed” shall mean disclosure by the Company in (i) a document publicly filed by the Company with, or furnished by the Company to, the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act, (ii) a press release issued by the Company and distributed through a nationally recognized press release dissemination service, or (iii) another method reasonably intended by the Company to achieve broad-based dissemination of the information contained therein. To be in proper form for purposes of this Section 3, the Proposal Notice shall set forth in writing: (i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately, only after the passage of time or only upon the satisfaction of certain conditions precedent (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Shareholder Information”); (ii) As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Company; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer; (B) a description in reasonable detail of any rights to dividends on the shares of any class or series of shares of the Company owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the

5 Company; (C) a description in reasonable detail of any agreement, arrangement or understanding, written or oral and formal or informal (including any short position or any borrowing or lending of shares of stock) that has been made by or on behalf of such Proposing Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, any Proposing Person or to increase or decrease the voting power or pecuniary or economic interest of such Proposing Person or any of its affiliates or associates with respect to stock of the Company; (D) a description in reasonable detail of any proxy, contract, arrangement, understanding or relationship, written or oral and formal or informal, between such Proposing Person and any other person or entity (naming each such person or entity) pursuant to which the Proposing Person has a right to vote any shares of the Company; (E) a description in reasonable detail of any performance-related fees (other than an asset-based fee) to which the Proposing Person may be entitled as a result of any increase or decrease in the value of shares of the Company or any of its derivative securities; (F) a description in reasonable detail of any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Company or any of its officers or directors, or any affiliate of the Company; (G) a description in reasonable detail of any direct or indirect material interest in any material contract or agreement, written or oral and formal or informal, of such Proposing Person with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement); (H) a description in reasonable detail of any plans or proposals of such Proposing Person relating to the Company that would be required to be disclosed by such Proposing Person or any other person or entity pursuant to Item 4 of a Schedule 13D relating to the Company that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to such Proposing Person) together with a description of any agreements, arrangements or understandings (whether written or oral and whether formal or informal) that relate to such plans or proposals; (I) a description in reasonable detail of any agreements, arrangements or understandings, written or oral and formal or informal, that would be required to be disclosed by such Proposing Person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D relating to the Company that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to such Proposing Person); (J) a description in reasonable detail of any relationship (including any direct or indirect interest in any agreement, arrangement or understanding, whether written or oral and whether formal or informal) between such Proposing Person and the Company or any director, officer, affiliate or associate of the Company (naming such officer, director, affiliate, or associate), including, but not limited to, a description in reasonable detail of any discussions between such Proposing Person and any officer, director, affiliate, or associate of the Company (naming such officer, director, affiliate, or associate) with respect to (1) the proposal of any business or the proposal of any nominees sought to be brought before an annual meeting by a shareholder, (2) any changes sought to be made to the composition of the Board of Directors or the Company’s strategic direction, or (3) any plans or proposals for the Company to be potentially pursued by the Proposing Persons if any proposed business was approved, or any proposed nominees were elected, at the shareholders’

6 meeting; (K) a description in reasonable detail of any other relationship (whether written or oral and whether formal or informal) between such Proposing Person, on the one hand, and any principal competitor of the Company, on the other hand; and (L) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with a contested solicitation of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (L) are referred to as the “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course of business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit a notice required by these By-laws on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, trust company or other nominee and who is not otherwise affiliated or associated with such beneficial owner; and (iii) As to each item of business that a Proposing Person proposes to bring before the meeting, (A) a description in reasonable detail of the business desired to be brought before the meeting; (B) the reasons for conducting such business at the meeting (including the text of any reasons for the business that will be disclosed in any proxy statement or supplement thereto to be filed with the SEC); (C) a description in reasonable detail of any interest of any Proposing Person in such business, including any anticipated benefit to any Proposing Person therefrom, including any interest that will be disclosed to the Company’s shareholders in any proxy statement to be distributed to the Company’s shareholders; (D) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these By-laws, the complete text of the proposed amendment); (E) a reasonably detailed description of all agreements, arrangements and understandings, written or oral and formal or informal, (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person (including their names) in connection with the proposal of such business by such Proposing Person; and (F) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made with the SEC in connection with solicitations of proxies or consents by any Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these By-laws on behalf of a beneficial owner. For purposes of this Section 3, the term “Proposing Person” shall mean (i) the shareholder providing the Proposal Notice, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the Proposal Notice is given, (iii) any affiliate or associate (within the meaning of Rule 12b- 2 under the Exchange Act) of such shareholder or beneficial owner, (iv) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such shareholder in any solicitation contemplated by the Proposal Notice, (v) each person who is a member of a “group”

7 (as such term is used in Rule 13d-5 under the Exchange Act) with any such shareholder or beneficial owner (or their respective affiliates and associates), and (vi) any other person with whom such shareholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below). For purposes of these By-laws, a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Company in parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person. If the chair of an annual meeting shall determine, based on the facts and circumstances and in consultation with counsel (who may be the Company’s internal counsel), that such business was not properly brought before the meeting in accordance with this Section 3 or that the Proposal Notice was not submitted in compliance with this Section 3, then the chair of such meeting shall so declare to such meeting and not permit such business to be transacted at such meeting. In addition, business proposed to be brought by a shareholder may not be brought before an annual meeting if such shareholder takes action contrary to the representations made in the Proposal Notice applicable to such business or if (i) when submitted to the Company prior to the Proposal Notice Deadline, the Proposal Notice applicable to such business contained an untrue statement of a fact or omitted to state a fact necessary to make the statements therein not misleading, or (ii) after being submitted to the Company, the Proposal Notice applicable to such business was not updated in accordance with these By-laws to cause the information provided in the Proposal Notice to be true, correct and complete in all respects. A Proposing Person shall update and supplement its Proposal Notice as necessary, from time to time, so that the information provided or required to be provided in such notice pursuant to this Section 3 shall be true, correct and complete in all respects not only prior to the Proposal Notice Deadline but also at all times thereafter and prior to the annual meeting, and such update and supplement shall be received by the Secretary of the Company not later than the earlier of (A) five (5) business days following the occurrence of any event, development or occurrence that would cause the information provided in the Proposal Notice to be not true, correct and complete in all respects, or (B) ten (10) business days prior to the meeting at which such proposals contained therein are to be considered, provided, however, that should any such event, development or occurrence take place within ten (10) business days prior to such meeting, such update and supplement shall be received by the Secretary of the Company not later than one (1) business day following any such event, development or occurrence.

8 If the information submitted pursuant to this Section 3 by any shareholder proposing business for consideration at an annual meeting shall not be true, correct and complete in all respects prior to the Proposal Notice Deadline, such information shall be deemed not to have been provided in accordance with this Section 3. For the avoidance of doubt, the updates required pursuant to this Section 3 do not cause a notice that was not true, correct and complete in all respects and in compliance with this Section 3 when first delivered to the Company prior to the Proposal Notice Deadline to thereafter be in proper form in accordance with this Section 3. Upon written request by the Secretary of the Company, the Board of Directors or any duly authorized committee thereof, any shareholder submitting a Proposal Notice proposing business for consideration at an annual meeting shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory in the reasonable discretion of the Board of Directors, any duly authorized committee thereof or any duly authorized officer of the Company, to demonstrate the accuracy of any information submitted by the shareholder in the Proposal Notice delivered pursuant to this Section 3 (including, if requested, written confirmation by such shareholder that it continues to intend to bring the business proposed in the Proposal Notice before the meeting). If a shareholder fails to provide such written verification within such period, the information as to which written verification was requested shall be deemed not to have been provided in accordance with this Section 3. Upon written request by the Secretary of the Company, the Board of Directors or any duly authorized committee thereof, any shareholder submitting a Proposal Notice proposing business for consideration at an annual meeting shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), a written supplement, satisfactory in the reasonable discretion of the Board of Directors, any duly authorized committee thereof or any duly authorized officer of the Company, to update the information contained in any previously submitted Proposal Notice and provide the disclosures required by this Section 3 such that they are current and true, correct and complete as of the date that such supplement is submitted to the Secretary. If a shareholder fails to provide such written supplement within such period, the information as to which such written supplement was requested shall be deemed not to have been provided in accordance with this Section 3. For a Proposal Notice to comply with the requirements of this Section 3, each of the requirements of this Section 3 shall be directly and expressly responded to and a Proposal Notice must clearly indicate and expressly reference which provisions of this Section 3 the information disclosed is intended to be responsive to. Information disclosed in one section of the Proposal Notice in response to one provision of this Section 3 shall not be deemed responsive to any other provision of this Section 3 unless it is expressly cross-referenced to such other provision and it is clearly apparent how the information included in one section of the Proposal Notice is directly and expressly responsive to the information required to be included in another section of the Proposal Notice pursuant to this Section 3. For the avoidance of doubt, statements purporting to provide global cross-references that purport to provide that all information provided shall be deemed to be responsive to all requirements of this Section 3 shall be disregarded and shall not satisfy the requirements of this Section 3.

9 For a Proposal Notice to comply with the requirements of this Section 3, it must set forth in writing directly within the body of the Proposal Notice (as opposed to being incorporated by reference from any other document or writing not prepared solely in response to the requirements of these By-laws) all the information required to be included therein as set forth in this Section 3 and each of the requirements of this Section 3 shall be directly responded to in a manner that makes it clearly apparent how the information provided is specifically responsive to any requirements of this Section 3. For the avoidance of doubt, a Proposal Notice shall not be deemed to be in compliance with this Section 3 if it attempts to include the required information by incorporating by reference into the body of the Proposal Notice any other document, writing or part thereof, including, but not limited to, any documents publicly filed with the SEC not prepared solely in response to the requirements of these By-laws. For the further avoidance of doubt, the body of the Proposal Notice shall not include any documents that are not prepared solely in response to the requirements of these By-laws. A shareholder submitting the Proposal Notice, by its delivery to the Company, represents and warrants that all information contained therein, as of the Proposal Notice Deadline, is true, accurate and complete in all respects, contains no false or misleading statements and such shareholder acknowledges that it intends for the Company and the Board of Directors to rely on such information as (i) being true, accurate and complete in all respects and (ii) not containing any false or misleading statements. If the information submitted pursuant to this Section 3 by any shareholder proposing business for consideration at an annual meeting shall not be true, correct and complete in all respects prior to the Proposal Notice Deadline, such information shall be deemed not to have been provided in accordance with this Section 3. Notwithstanding any notice of the meeting or proxy statement sent to shareholders on behalf of the Company, a shareholder must separately comply with this Section 3 to propose business at any annual meeting. If the shareholder’s proposed business is the same or relates to business brought by the Company and included in the Company’s meeting notice or any supplement thereto, the shareholder is nevertheless still required to comply with this Section 3 and deliver, prior to the Proposal Notice Deadline, its own separate and timely Proposal Notice to the Secretary of the Company that complies in all respects with the requirements of this Section 3. In addition to the requirements of this Section 3 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of these By-laws, the Company’s Articles of Incorporation, the Exchange Act, the SEC and other applicable law in connection with such proposed business, any solicitation of proxies from the Company’s shareholders in connection therewith and any filings required to be made with the SEC in connection therewith. Nothing in this Section 3 shall be deemed to affect the rights of the Company’s shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. Section 4. Notice of Nominations for Election to the Board of Directors. Nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting in accordance with these By-laws) may be made at such meeting only (i) by or at the direction of the

10 Board of Directors, including by any committee or persons duly authorized to do so by the Board of Directors or these By-laws (including, without limitation, by making reference to the nominees in the proxy statement delivered to the Company’s shareholders on behalf of the Board of Directors), or (ii) by a shareholder Present in Person (A) who was a beneficial owner of shares of the Company both at the time of giving the notice provided for in this Section 4, as of the record date for the meeting in question and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with all applicable requirements of this Section 4 and Section 5 of this Article III as to such notice and nomination. The foregoing clause (ii) shall be the exclusive means for a shareholder to propose any nomination of a person or persons for election to the Board of Directors at a shareholders’ meeting. Except as aforesaid, no nominations of persons for election to the Board of Directors shall be proposed at any shareholders’ meeting that are not properly brought before the meeting in accordance with this Section 4 and Section 5 of this Article III. Without qualification, for a shareholder to propose a nomination of a person or persons for election to the Board of Directors at a shareholders’ meeting, the shareholder must (A) provide Timely Notice (as defined in Section 3 of this Article III) thereof in writing and in proper form to the Secretary of the Company containing the information, agreements and questionnaires with respect to such shareholder and its candidates for nomination for election to the Board of Directors as required to be set forth by this Section 4 and Section 5 of this Article III (collectively, the “Nominating Notice”), and (B) provide any updates or supplements to such Nominating Notice at the times and in the forms required by this Section 4 and Section 5 of this Article III. (i) Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a shareholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting, the shareholder must (i) provide Timely Notice thereof in writing and in proper form to the Secretary of the Company at the principal executive offices of the Company, (ii) provide the information with respect to such shareholder and its candidates for nomination as required by this Section 4 and Section 5 of this Article III, and (iii) provide any updates or supplements to such notice at the times and in the forms required by this Section 4. To be timely, a shareholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed to and received at, the principal executive offices of the Company not earlier than the one hundred twentieth (120th) calendar day prior to such special meeting and not later than the ninetieth (90th) calendar day prior to such special meeting or, if later, the tenth (10th) calendar day following the day on which public disclosure (as defined in Section 3 of Article III) of the date of such special meeting was first made by the Company. (ii) In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a Nomination Notice as described above. For purposes of these By-laws, “Nominating Notice Deadline” shall mean the last date for a shareholder to deliver a Nominating Notice in accordance with the provisions of this Section 4. (iii) Notwithstanding anything in this Section 4 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and

11 there is no public disclosure made by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the one-year anniversary date of the immediately preceding year’s annual meeting of shareholders, a Nominating Notice with respect to an annual meeting shall also be considered timely, but only with respect to nominees for any new positions created by such increase, and only with respect to a shareholder who had, prior to such increase in the size of the Board of Directors, previously submitted in proper written form a Nominating Notice, in compliance with this Section 4 and Section 5 of this Article III prior to the Nominating Notice Deadline, if it shall be delivered to, or mailed to and received by, the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the tenth (10th) calendar day following the day on which such public disclosure is first made by the Company. To be in proper form for purposes of this Section 4, a Nominating Notice to the Secretary of the Company shall set forth: (i) As to each Nominating Person (as defined below), the Shareholder Information (as defined in Section 3(c)(i) of this Article III, except that for purposes of this Section 4 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3(c)(i) of this Article III); (ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 3(c)(ii) of this Article III, except that for purposes of this Section 4 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3(c)(ii) of this Article III and the disclosure with respect to the business to be brought before the meeting in Section 3(c)(ii) of this Article III shall be made with respect to the election of directors at the meeting); (iii) As to each candidate whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such candidate for nomination that would be required to be set forth in a Nominating Notice pursuant to this Section 4 and Section 5 of this Article III if such candidate for nomination were a Nominating Person; (B) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with a solicitation of proxies or consents by any Nominating Person for the election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s executed written consent to being named in the proxy or other solicitation statement of the Nominating Person as a nominee and to serving as a director of the Company if elected); (C) to the extent that such proposed candidate has entered into (1) any agreement, arrangement or understanding (whether written or oral and formal or informal) with, or has given any commitment or assurance to, any person as to the positions that such proposed candidate, if elected as a director of the Company, would take in support of or in opposition to any issue or question that may be presented for consideration in such proposed candidate’s capacity as a director of the Company, (2) any agreement, arrangement or understanding (whether written or oral and formal or informal) with, or has given any commitment or assurance to, any person as to how such proposed candidate, if elected as a director of the Company, would act or vote with respect to any

12 issue or question presented for consideration in such proposed candidate’s capacity as a director of the Company, (3) any agreement, arrangement or understanding (whether written or oral and formal or informal) with any person or entity that (a) could be reasonably interpreted as having been entered into in contemplation of the proposed candidate being elected as a director of the Company, and (b) could limit or interfere with the proposed candidate’s ability to comply, if elected as a director of the Company, with such proposed candidate’s fiduciary duties, as a director of the Company, to the Company or its shareholders, or (4) any agreement, arrangement or understanding (whether written or oral and formal or informal) with any person that could be reasonably interpreted as having been or being intended to require such proposed candidate to consider the interests of a person (other than the Company and its shareholders) in complying with such proposed candidate’s fiduciary duties, as a director of the Company, to the Company or its shareholders, a description in reasonable detail of each such agreement, arrangement or understanding or commitment or assurance (whether written or oral and formal or informal); (D) a description in reasonable detail of any and all agreements, arrangements and/or understandings (whether written or oral and formal or informal) between such proposed candidate and any person or entity (naming each such person or entity) with respect to any direct or indirect compensation, reimbursement, indemnification or other benefit (whether monetary or non-monetary) in connection with or related to such proposed candidate’s service on the Board of Directors if elected as a member of the Board; (E) a description in reasonable detail of any and all other agreements, arrangements and/or understandings (whether written or oral and formal or informal) between such proposed candidate and any person or entity (naming such person or entity) in connection with such proposed candidate’s service or action as a proposed candidate and, if elected, as a member of the Board of Directors; (F) to the extent that such proposed candidate has been convicted of any past criminal offenses involving dishonesty or a breach of trust or duty, a description in reasonable detail of such offense and all legal proceedings relating thereto; (G) to the extent that such proposed candidate has been determined by any governmental authority or self-regulatory organization to have violated any federal or state securities or commodities laws, including but not limited to, the Securities Act of 1933, as amended, the Exchange Act or the Commodity Exchange Act, a description in reasonable detail of such violation and all legal proceedings relating thereto; (H) to the extent that such proposed candidate has ever been suspended or barred by any governmental authority or self-regulatory organization from engaging in any profession or participating in any industry, or has otherwise been subject to a disciplinary action by a governmental authority or self- regulatory organization that provides oversight over the proposed candidate’s current or past profession or an industry that the proposed candidate has participated in, a description in reasonable detail of such action and the reasons therefor; (I) a description in reasonable detail of any and all litigation, whether or not judicially resolved, settled or dismissed, relating to the proposed candidate’s past or current service on the board of directors (or similar governing body) of any corporation, limited liability company, partnership, trust or any other entity where a legal complaint filed in any state or federal court located within the United States alleges that the proposed candidate committed any act constituting (1) a breach of fiduciary duties, (2) misconduct, (3) fraud, (4) breaches of confidentiality obligations, and/or (5) a breach of the entity’s code of conduct applicable to directors; (J) all other information that would be required to be disclosed pursuant to Items 403 and 404

13 under Regulation S-K if the shareholder providing the Nominating Notice or any other Nominating Person were the “registrant” for purposes of such rule and the proposed candidate were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (J) are referred to as the “Nominee Information”); (K) such proposed candidate’s irrevocable and executed letter of resignation as a director of the Company, effective upon such person’s failure to receive the required vote for re-election at the next meeting of shareholders at which such person would face re-election and upon acceptance of such resignation by the Board of Directors; and (L) a completed and executed questionnaire, representation and agreement as provided in Section 5(a) of this Article III. For purposes of this Section 4, the term “Nominating Person” shall mean: (i) the shareholder providing the Nominating Notice, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the Nominating Notice is given, (iii) any affiliate or associate (within the meaning of Rule 12b-2 under the Exchange Act) of such shareholder or beneficial owner, (iv) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such shareholder in the solicitation contemplated by the Nominating Notice, (v) each person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with any such shareholder or beneficial owner (or their respective affiliates and associates), and (vi) any other person with whom such shareholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined above). A Nominating Person shall update and supplement its Nominating Notice as necessary, from time to time, so that the information provided or required to be provided in such notice pursuant to this Section 4 shall be true, correct and complete in all respects not only prior to the Nominating Notice Deadline but also at all times thereafter and prior to the shareholders’ meeting, and such update and supplement shall be received by the Secretary of the Company not later than the earlier of (A) five (5) business days following the occurrence of any event, development or occurrence that would cause the information provided in the Nominating Notice to be not true, correct and complete in all respects, or (B) ten (10) business days prior to the meeting at which such proposed nominations contained therein are to be considered, provided, however, that should any such event, development or occurrence take place within ten (10) business days prior to such meeting, such update and supplement shall be received by the Secretary of the Company not later than one (1) business day following any such event, development or occurrence. If the information submitted pursuant to this Section 4 by any shareholder of a proposed nomination to be made at a shareholders’ meeting shall not be true, correct and complete in all respects prior to the Nominating Notice Deadline, such information shall be deemed not to have been provided in accordance with this Section 4. For the avoidance of doubt, the updates required pursuant to this Section 4 do not cause a notice that was not true, correct and complete in all respects and in compliance with this Section 4 when delivered to the Company prior to the Nominating Notice Deadline to thereafter be in proper form in accordance with this Section 4. Upon written request by the Secretary of the Company, the Board of Directors or any duly authorized committee thereof, any shareholder proposing nominees for consideration at a shareholders’ meeting shall provide, within five (5) business days of delivery of

14 such request (or such other period as may be specified in such request), written verification, satisfactory in the reasonable discretion of the Board, any duly authorized committee thereof or any duly authorized officer of the Company, to demonstrate the accuracy of any information submitted by the shareholder pursuant to this Section 4 (including, if requested by the Company, written confirmation by such shareholder that it continues to intend to bring the nominations proposed in the Nominating Notice before the meeting). If a shareholder fails to provide such written verification within such period, the information as to which written verification was requested shall be deemed not to have been provided in accordance with this Section 4. Upon written request by the Secretary of the Company, the Board of Directors or any duly authorized committee thereof, any shareholder submitting a Nominating Notice proposing nominees for consideration at a shareholders’ meeting shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), a written supplement, satisfactory in the reasonable discretion of the Board of Directors, any duly authorized committee thereof or any duly authorized officer of the Company, to update the information contained in any previously submitted Nominating Notice and provide the disclosures required by this Section 4 such that they are current and true, correct and complete as of the date that such supplement is submitted to the Secretary. If a shareholder fails to provide such written supplement within such period, the information as to which such written supplement was requested shall be deemed not to have been provided in accordance with this Section 4. For a Nominating Notice to comply with the requirements of this Section 4, it must set forth in writing directly within the body of the Nominating Notice (as opposed to being incorporated by reference from any other document or writing not prepared solely in response to the requirements of these By-laws) all the information required to be included therein as set forth in Section 4 and each of the requirements of this Section 4 shall be directly responded to in a manner that makes it clearly apparent how the information provided is specifically responsive to any requirements of this Section 4. For the avoidance of doubt, a Nominating Notice shall not be deemed to be in compliance with this Section 4 if it attempts to include the required information by incorporating by reference into the body of the Nominating Notice any other document, writing or part thereof, including, but not limited to, any documents publicly filed with the SEC not prepared solely in response to the requirements of these By-laws. For the further avoidance of doubt, the body of the Nominating Notice shall not include any documents which are not prepared solely in response to the requirements of these By-laws. For a Nominating Notice to comply with the requirements of this Section 4, each of the requirements of Section 4 shall be directly and expressly responded to and a Nominating Notice must clearly indicate and expressly reference which provisions of Section 4 the information disclosed is intended to be responsive to. Information disclosed in one section of the Nominating Notice in response to one provision of Section 4 shall not be deemed responsive to any other provision of Section 4 unless it is expressly cross-referenced to such other provision and it is clearly apparent how the information included in one section of the Nominating Notice is directly and expressly responsive to the information required to be included in another section of the Nominating Notice pursuant to Section 4. For the avoidance of doubt, statements purporting to provide global cross-references that purport to provide that all information provided shall be deemed to be responsive to all requirements of this Section 4 shall not satisfy the requirements of this Section 4.

15 A shareholder submitting the Nominating Notice, by its delivery to the Company, represents and warrants that, as of the Nominating Notice Deadline, all information contained therein is true, accurate and complete in all respects, contains no false or misleading statements and such shareholder acknowledges that it intends for the Company and the Board of Directors to rely on such information as (i) being true, accurate and complete in all respects and (ii) not containing any false or misleading statements. If the information submitted pursuant to this Section 4 by any shareholder proposing director candidates for election to the Board of Directors at a shareholders’ meeting shall not be true, correct and complete in all respects prior to the Nominating Notice Deadline, such information shall be deemed not to have been provided in accordance with this Section 4. Notwithstanding any notice of shareholders’ meeting or proxy statement sent to shareholders on behalf of the Company, a shareholder must separately comply with this Section 4 to propose director candidates at any shareholders’ meeting and is still required to deliver its own separate and timely Nominating Notice to the Secretary of the Company prior to the Nominating Notice Deadline that complies in all respects with the requirements of this Section 4. In addition to the requirements of this Section 4 with respect to any nominations of candidates for election to the Board of Directors proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of these By-laws, the Company’s Articles of Incorporation, the Exchange Act, the SEC and other applicable law in connection with any such proposed nominations of candidates, any solicitation of proxies from the Company’s shareholders in connection therewith and any filings required to be made with the SEC in connection therewith. Section 5. Additional Requirements For Valid Nomination of Candidates to Serve as Director and, if Elected, to Be Seated as Directors. To be eligible to be a candidate for election as a director of the Company at an annual or special meeting, a candidate must be nominated in the manner prescribed in Section 4 of this Article III and, in addition to any other requirements of these By-laws: (i) the candidate for nomination, whether nominated by the Board of Directors or by a shareholder, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such candidate given by or on behalf of the Board of Directors) to the Secretary of the Company at the principal executive offices of the Company: (i) a completed written questionnaire (in a form provided by the Company) with respect to the background, qualifications, stock ownership and independence of such proposed candidate, and (ii) a written representation and agreement (in a form provided by the Company) that such candidate for nomination (A) is not and, if elected as a director, during such director’s term of office will not become a party to (1) any agreement, arrangement or understanding (written or oral and formal or informal) with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed candidate, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”), or (2) any Voting Commitment that could limit or interfere with such proposed candidate’s ability to comply, if elected as a director of the Company, with such proposed candidate’s fiduciary duties to the Company and its

16 shareholders under applicable law, (B) is not a party to any agreement, arrangement or understanding (written or oral) with any person or entity, that contemplates such person resigning as a member of the Board of Directors prior to the conclusion of the term of office to which such person was elected, and has not given any commitment or assurance to any person or entity that such person intends to, or if asked by such person or entity would, resign as a member of the Board of Directors prior to the end of the conclusion of the term of office to which such person was elected, except as expressly disclosed therein, and (C) if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, code of conduct and ethics, confidentiality, stock ownership and trading and other policies and guidelines of the Company applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the Secretary of the Company shall provide to such candidate for nomination copies of all such policies and guidelines then in effect); and (ii) the candidate for nomination, whether nominated by the Board of Directors or by a shareholder: (A) shall not be a member of the board of directors of more than three (3) other public companies, and (B) shall not have been (i) convicted in a criminal proceeding, or the named subject in a criminal proceeding that is presently pending (other than traffic violations and other minor offenses), (ii) the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state court or other governmental authority, any self-regulatory organization or any professional disciplinary body, which enjoined or otherwise limited such candidate from engaging in any activity in connection with the purchase or sale of any security or commodity, or the right to be associated with persons engaged in any such activities, or finding that such candidate had violated any federal or state securities laws or federal commodities laws, (iii) the subject of any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member, or (iv) suspended or barred from being associated with an issuer or public accounting firm or suspended or barred from appearing or practicing before the SEC or any similar non-U.S. authority. The Board of Directors may also require any proposed candidate for nomination as a director to furnish such other information as may reasonably be requested by the Board of Directors in writing prior to the meeting of shareholders at which such candidate’s nomination is to be acted upon in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the Company in accordance with the Company’s Corporate Governance Principles. No candidate shall be eligible for nomination as a director of the Company unless such candidate for nomination and the Nominating Person seeking to place such candidate’s name in nomination has complied with Section 4 of this Article III and this Section 5, as applicable. The presiding officer at the meeting shall, based on the facts and circumstances and in consultation with counsel (who may be the Company’s internal counsel), determine that a nomination was not properly made in accordance with Section 4 of this Article III and this Section 5, and if such presiding officer should so determine, such presiding officer shall declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the candidate

17 in question (but in the case of any form of ballot listing other qualified candidates, only the ballots cast for the candidate in question) shall be void and of no force or effect. In addition, proposed nominations made by a shareholder may not be brought before a shareholders’ meeting if such shareholder takes action contrary to the representations made in the Nominating Notice applicable to such nomination or if the Nominating Notice applicable to such nomination contains an untrue statement of a fact or omits to state a fact necessary to make the statements therein not misleading. Section 6. Special Meetings of Shareholders. Special meetings of the shareholders of the Company, for any purpose or purposes, may be called only (i) by the Chair of the Board of Directors, (ii) by the Board of Directors, pursuant to a resolution approved by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption) at any meeting of the Board of Directors, or (iii) by the Secretary of the Company, following receipt of one or more written demands to call a special meeting of the shareholders in accordance with, and subject to, this Section 6 from shareholders of record as of the record date fixed in accordance with Section 6(d) who hold, in the aggregate, at least ten percent (10%) of the voting power of the outstanding shares of the Company (the “Requisite Percentage”). At any special meeting of the shareholders, only such business shall be conducted or considered as shall have been properly brought before the special meeting. For business to be properly brought before a special meeting, it must be (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) if not specified in the notice of meeting (or any supplement thereto) provided by or at the direction of the Board of Directors (or any duly authorized committee thereof), otherwise properly brought before the special meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or the Chair of the Board (if any), (iii) with respect to the election of directors, provided that the Board of Directors has called a special meeting of shareholders for the purpose of electing one or more directors to the Board, brought before the special meeting by any shareholder of the Company Present in Person who complies in all respects with the advance notice and other requirements set forth elsewhere in these By-laws relating to bringing such nominations before a special meeting, including, but not limited to, Section 4 and Section 5 of this Article III, or (iv) otherwise properly requested to be brought before a special meeting requested by holders of the Requisite Percentage in accordance with the provisions of this Section 6 (a “Shareholder Requested Special Meeting”). The notice of a special meeting shall state the purpose or purposes of the special meeting, and the business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the notice. Except in accordance with this Section 6, and except as provided in Section 4 and Section 5 of this Article III with respect to a shareholder’s ability to propose candidates for election as directors at a special meeting of shareholders where the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting in accordance with the provisions of this Section 6, shareholders shall not be permitted to propose business to be brought before a special meeting of the shareholders. Shareholders seeking to propose candidates for election to the Board at a special meeting, whether a Shareholder Requested Special Meeting or other special meeting of shareholders where the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting in accordance with the provisions of this Section 6, must

18 also comply with the requirements set forth in Section 4 and Section 5 of this Article III for providing a timely written notice in proper form for the proposal of candidates for election to the Board of Directors. No shareholder may demand that the Secretary of the Company call a special meeting of the shareholders pursuant to paragraph (a) of this Section 6 unless a shareholder of record has first submitted a request in writing that the Board of Directors fix a record date (a “Demand Record Date”) for the purpose of determining the shareholders entitled to demand that the Secretary of the Company call such special meeting, which request shall be in proper form and delivered to, or mailed to and received by, the Secretary of the Company at the principal executive offices of the Company. To be in proper form for purposes of this Section 6, a request by a shareholder for the Board of Directors to fix a Demand Record Date shall set forth: (i) As to each Requesting Person (as defined below), the Shareholder Information (as defined in Section 3(c)(i) of this Article III, except that for purposes of this Section 6 the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3(c)(i)) of this Article III; (ii) As to each Requesting Person, any Disclosable Interests (as defined in Section 3(c)(ii) of this Article III, except that for purposes of this Section 6 the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3(c)(ii) of this Article III and the disclosure in clause (L) of Section 3(c)(ii) of this Article III shall be made with respect to the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as the case may be); (iii) As to the purpose or purposes of the special meeting, (A) a description in reasonable detail of the purpose or purposes of the special meeting and the business proposed to be conducted at the special meeting, and the reasons for conducting such business at the special meeting (including the text of any reasons for the business that will be disclosed in any proxy statement or supplement thereto to be filed with the SEC); (B) the text of the proposal or proposed business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these By-laws, the language of the proposed amendment); (C) a description in reasonable detail of any interest of any Requesting Person in such business, including any anticipated benefit to any Requesting Person therefrom, including any interest that will be disclosed to the Company’s shareholders in any proxy statement to be distributed to the Company’s shareholders); (D) a reasonably detailed description of all agreements, arrangements and understandings, written or oral and formal or informal, (x) between or among any of the Requesting Persons or (y) between or among any Requesting Person and any other person (including their names) in connection with the request for the special meeting or the business proposed to be conducted at the special meeting; and (E) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made with the SEC in connection with solicitations of proxies

19 by any Requesting Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; and (iv) If directors are proposed to be elected at the special meeting, the Nominee Information for each person whom a Requesting Person expects to nominate for election as a director at the special meeting. For purposes of this Section 6(c), the term “Requesting Person” shall mean (i) the shareholder making the request to fix a Demand Record Date for the purpose of determining the shareholders entitled to demand that the Secretary of the Company call a special meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made, (iii) any affiliate or associate (within the meaning of Rule 12b-2 under the Exchange Act) of such shareholder or beneficial owner, (iv) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such shareholder in any solicitation contemplated by the request to fix a Demand Record Date, (v) each person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with any such shareholder or beneficial owner (or their respective affiliates and associates), and (vi) any other person with whom such shareholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined above). Within ten (10) calendar days after receipt of a request to fix a Demand Record Date in proper form and otherwise in compliance with this Section 6 from any shareholder of record, the Board of Directors may adopt a resolution fixing a Demand Record Date for the purpose of determining the shareholders entitled to demand that the Secretary of the Company call a special meeting, which date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors. If no resolution fixing a Demand Record Date has been adopted by the Board of Directors within the ten (10) calendar day period after the date on which such a request to fix a Demand Record Date was received, the Demand Record Date in respect thereof shall be deemed to be the twentieth (20th) calendar day after the date on which such a request was received. Notwithstanding anything in this Section 6 to the contrary, no Demand Record Date shall be fixed if the Board of Directors determines that the demand or demands that would otherwise be submitted following such Demand Record Date could not comply with the requirements set forth in clauses (ii), (iv), (v) or (vi) of paragraph (f) of this Section 6. Without qualification, a special meeting of the shareholders shall not be called pursuant to paragraph (a) of this Section 6 unless shareholders of record as of the Demand Record Date who hold, in the aggregate, at least the Requisite Percentage timely provide one or more demands to call such special meeting in writing and in proper form to the Secretary of the Company at the principal executive offices of the Company. Only shareholders of record on the Demand Record Date shall be entitled to demand that the Secretary of the Company call a special meeting of the shareholders pursuant to paragraph (a) of this Section 6. To be timely, a shareholder’s demand to call a special meeting must be delivered to, or mailed to and received at, the principal executive offices of the Company not later than the sixtieth (60th) calendar day following the Demand Record Date. To be in proper form for purposes of this Section 6, a demand to call a special meeting shall set forth (i) all information relating to the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, as

20 the case may be, that is required by paragraph (c) of this Section 6 to be provided by a Requesting Person in a request to the Board of Directors to fix a Demand Record Date, and (ii) with respect to any shareholder or shareholders submitting a demand to call a special meeting (except for any shareholder that has provided such demand in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A) (a “Solicited Shareholder”) the information required to be provided pursuant to paragraph (c) of this Section 6 relating to a Requesting Person. A shareholder may revoke a demand to call a special meeting by written revocation delivered to the Secretary of the Company at any time prior to the special meeting. If any such revocation(s) are received by the Secretary after the Secretary’s receipt of written demands from the holders of the Requisite Percentage of shareholders, and as a result of such revocation(s) there no longer are unrevoked demands from the Requisite Percentage of shareholders to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting. The Secretary of the Company shall not accept, and shall consider ineffective, a written demand from a shareholder to call a special meeting (i) that does not comply with this Section 6, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for shareholder action under the Articles of Incorporation, these By-laws, the FBCA or other applicable law, (iii) that relates to an item of business to be transacted at such meeting that is expressly reserved for action by the Board of Directors under the Articles of Incorporation, these By-laws or applicable law, (iv) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the Demand Record Date, (v) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date for notice of a shareholder meeting (other than the Demand Record Date) was previously fixed and such demand is delivered between the time beginning on the sixty- first (61st) calendar day after such previous record date and ending on the one-year anniversary of such previous record date, (vi) if a Similar Item will be submitted for shareholder approval at any shareholder meeting to be held on or before the ninetieth (90th) calendar day after the Secretary receives such demand, or (vii) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the Secretary of such demand to call a special meeting. After receipt of demands in proper form and in accordance with this Section 6 from a shareholder or shareholders holding the Requisite Percentage, the Board of Directors shall duly call, and determine the place, date and time of, a special meeting of shareholders for the purpose or purposes and to conduct the business specified in the demands received by the Company. Notwithstanding anything in these By-laws to the contrary, the Board of Directors may submit its own proposal or proposals for consideration at such a special meeting. The record date for notice and voting for such a special meeting shall be fixed in accordance with Section 6 of Article VIII. The Board of Directors shall provide written notice of such special meeting to the shareholders in accordance with Section 7 of Article III. In connection with a special meeting called in accordance with this Section 6, the shareholder or shareholders (except for any Solicited Shareholder) who requested that the Board of Directors fix a record date for notice and voting for the special meeting in accordance with this Section 6 or who delivered a demand to call a special meeting to the Secretary of the

21 Company shall further update and supplement the information previously provided to the Company in connection with such request or demand, if necessary, so that the information provided or required to be provided in such request or demand pursuant to this Section 6 shall be true and correct as of the record date for notice of the special meeting and as of the date that is ten (10) business days prior to the special meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed to and received by, the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for notice of the special meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the special meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the special meeting or any adjournment or postponement thereof). For the avoidance of doubt, the updates required pursuant to this Section 6 do not cause a request or demand, as the case may be, which was not in compliance with this Section 6 when first delivered to the Company to thereafter be in proper form in accordance with this Section 6. Upon written request by the Secretary of the Company, the Board of Directors or any duly authorized committee thereof, any shareholder or shareholders who have submitted to the Company a request or demand, as the case may be, pursuant to this Section 6 shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory in the reasonable discretion of the Board, any duly authorized committee thereof or any duly authorized officer of the Company, to demonstrate the accuracy of any information submitted by the shareholder pursuant to this Section 6 (including, if requested by the Company, written confirmation by such shareholder that it continues to intend to conduct the business specified in the request or demand). If a shareholder fails to provide such written verification within such period, the information as to which written verification was requested shall be deemed not to have been provided in accordance with this Section 6. Upon written request by the Secretary of the Company, the Board of Directors or any duly authorized committee thereof, any shareholder or shareholders who have submitted to the Company a request or demand, as the case may be, pursuant to this Section 6 shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), a written supplement, satisfactory in the reasonable discretion of the Board of Directors, any duly authorized committee thereof or any duly authorized officer of the Company, to update the information contained in any previously submitted request or demand and provide the disclosures required by this Section 6 such that they are current and true, correct and complete as of the date that such supplement is submitted to the Secretary. If a shareholder fails to provide such written supplement within such period, the information as to which such written supplement was requested shall be deemed not to have been provided in accordance with this Section 6. In order for any request or demand, as the case may be, that is provided to the Company to comply with the requirements of this Section 6, each of the applicable requirements of this Section 6 shall be directly and expressly responded to and a request or demand, as the case may be, must clearly indicate and expressly reference which provisions of this

22 Section 6 the information disclosed is intended to be responsive to. Information disclosed in one section of a request or demand, as the case may be, in response to one provision of this Section 6 shall not be deemed responsive to any other provision of this Section 6 unless it is expressly cross- referenced to such other provision and it is clearly apparent how the information included in one section of the request or demand, as the case may be, is directly and expressly responsive to the information required to be included in another section of such request or demand pursuant to Section 6. For the avoidance of doubt, statements purporting to provide global cross-references that purport to provide that all information provided shall be deemed to be responsive to all requirements of this Section 6 shall be disregarded and shall not satisfy the requirements of this Section 6. In order for any request or demand, as the case may be, that is provided to the Company to comply with the requirements of this Section 6, it must set forth in writing directly within the body of the request or demand, as the case may be (as opposed to being incorporated by reference from any other document or writing not prepared in response to the requirements of this Section 6) all the information required to be included therein as set forth in this Section 6 and each of the applicable requirements of this Section 6 shall be directly responded to in a manner that makes it clearly apparent how the information provided is specifically responsive to any requirements of this Section 6. For the avoidance of doubt, a request or demand, as the case may be, which is provided to the Company to comply with the requirements of this Section 6, shall not be deemed to be in compliance with this Section 6 if it attempts to include the required information by incorporating by reference into the body of the request or demand, as the case may be, any other document, writing or part thereof, including, but not limited to, any documents publicly filed with the SEC not prepared in response to the requirements of this Section 6. For the further avoidance of doubt, the body of the request or demand shall not include any documents not prepared solely in response to the requirements of this Section 6. A shareholder submitting a request or demand, as the case may be, to the Company to comply with the requirements of this Section 6, by its delivery to the Company, represents and warrants that all information contained therein, as of date of delivery, is true, accurate and complete in all respects, contains no false or misleading statements and such shareholder acknowledges that it intends for the Company and the Board of Directors to rely on such information as (i) being true, accurate and complete in all respects and (ii) not containing any false or misleading statements. If the information submitted pursuant to this Section 6 by any shareholder to the Company shall not be true, correct and complete in all respects as of the date of submission, such information shall be deemed not to have been provided in accordance with this Section 6. Notwithstanding anything in these By-laws to the contrary, the Secretary of the Company shall not be required to call a special meeting pursuant to this Section 6 except in accordance with this Section 6. If the Board of Directors shall determine that any request to fix a record date for notice and voting for the special meeting or demand to call and hold a special meeting was not properly made in accordance with this Section 6, or shall determine that the shareholder or shareholders requesting that the Board of Directors fix such record date or submitting a demand to call the special meeting have not otherwise complied with this Section 6, then the Board of Directors shall not be required to fix such record date or to call and hold the special meeting.

23 In addition to the requirements of this Section 6, each Requesting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, the SEC and other applicable law, in connection with any requests to fix a record date pursuant to this Section 6, demands made pursuant to this Section 6 to call a Shareholder Requested Special Meeting, any solicitations of special meeting demands or proxies from the Company’s shareholders in connection therewith and any filings required to be made with the SEC in connection with any of the foregoing. Section 7. Notice of Annual or Special Meeting. Written or electronic notice of the place, date and time of the meeting of shareholders and, in the case of a special meeting, the purpose or purposes for which the meeting has been called, shall be given by personal delivery, mail, or, with the consent of the shareholder entitled to receive notice, by facsimile, electronic mail or other means of electronic transmission at least ten (10) calendar days and not more than sixty (60) calendar days prior to the meeting to each shareholder of record of the Company entitled to vote at such meeting at the address appearing on the record books of the Company. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at the shareholder’s address as it appears on the stock transfer books of the Company, with postage prepaid thereon. Notice given by electronic transmission pursuant to this section shall be deemed given when electronically transmitted to the shareholder in a manner authorized by the shareholder, including, but not limited to: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the shareholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the shareholder. Section 8. Quorum. A quorum at any annual or special meeting of shareholders shall consist of shareholders representing, either in person or by proxy, a majority of the outstanding capital stock of the Company entitled to vote at such meeting, except as otherwise specially provided by law or in the Articles of Incorporation. Section 9. Adjournment. If a quorum be not present at a properly called shareholders’ meeting, the meeting may be adjourned by those present, and if a notice of such adjourned meeting, sent to all shareholders entitled to vote thereat, contains the time and place of holding such adjourned meeting and a statement of the purpose of the meeting, that the previous meeting failed for lack of a quorum, and that under the provisions of this Section 9 it is proposed to hold the adjourned meeting with a quorum of those present, then, at such adjourned meeting, except as may be otherwise required by law or provided in the Articles of Incorporation, any number of shareholders entitled to vote thereat, represented in person or by proxy, shall constitute a quorum, and the votes of a majority in interest of those present at such meeting shall be sufficient to transact business. Anything to the contrary herein notwithstanding, the chair or other presiding officer at any shareholders’ meeting, or a majority of the shares represented thereat, may adjourn the meeting from time to time, whether or not there is a quorum. Section 10. Voting. At all meetings of the shareholders, every registered owner of shares entitled to vote may vote in person or by proxy and shall have one vote for each such share

24 standing in such registered owner’s name on the books of the Company. At all elections of directors the voting shall be by ballot. The Board of Directors, or, if the Board shall not have made the appointment, the chair presiding at any meeting of shareholders, shall have the power to appoint one or more persons to act as inspectors or tellers to receive, canvass, and report the votes cast by the shareholders at such meeting; but no candidate for the office of director shall be appointed as inspector or teller at any meeting for the election of directors. Section 11. Conduct of Meeting. At all meetings of the Company’s shareholders, the Chair of the Board, or, in the Chair’s absence, the Lead Independent Director or, in the Lead Independent Director’s absence, any director or officer of the Company as may be designated by resolution of the Board adopted by a majority of the members of the Board, shall preside and act as chair of the meeting. The chair of the meeting shall have broad discretion in determining the order of business at a shareholders’ meeting. The chair’s authority to conduct the meeting shall include, but in no way be limited to, opening and adjourning the meeting, recognizing shareholders entitled to speak, allowing for and terminating questions by shareholders, calling for reports, determining whether any proposed business or proposed nominations are properly brought before the meeting and announcing the results of voting. The chair also shall take such actions as are necessary and appropriate to preserve order at the meeting. The rules of parliamentary procedure need not be observed in the conduct of shareholders’ meetings. Section 12. Secretary of Meeting. The Secretary of the Company shall act as secretary of all meetings of the shareholders, and in the Secretary’s absence, the chair of the meeting may appoint any person to act as secretary of the meeting. Section 13. Action by Written Consent in Lieu of a Meeting. Any action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (i) shall be signed by holders of record on the record date established pursuant to Section 13(c) below (the “Written Consent Record Date”) of outstanding shares of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) shall be delivered to the Company at its principal executive offices in the State of Florida, at its principal place of business, to the Secretary of the Company, or to another officer or agent of the Company having custody of the minute books in which proceedings of meetings of shareholders are recorded. Delivery shall be made by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of the signature of each shareholder who signs the consent, and no written consent shall be effective to take corporate action unless (A) within sixty (60) calendar days of the earliest dated valid consent delivered in the manner described in this Section 13, written consents signed by a sufficient number of holders to take such action are delivered to the Company in the manner described in this Section 13, and (B) the inspector of election certification process contemplated by paragraph (b) of this Section 13 has been complied with. Only shareholders of record on the Written Consent Record Date shall be entitled to consent to corporate action in writing without a meeting.

25 In the event of the delivery, in the manner provided by this Section 13 and applicable law, to the Company of written consent or consents to take corporate action and/or any related revocation or revocations, the Company shall engage independent inspectors of elections for the purpose of performing promptly a review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the Company in accordance with this Section 13 and applicable law has been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the Company kept for the purpose of recording the proceedings of meetings of shareholders. Nothing contained in this Section 13(b) shall in any way be construed to suggest or imply that the Board or any shareholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation). Without qualification, any shareholder of record seeking to have the shareholders authorize or take any action by written consent shall first request in writing that the Board of Directors fix a Written Consent Record Date for the purpose of determining the shareholders entitled to take such action, which request shall be in proper form and delivered to, or mailed to and received by, the Secretary of the Company at the principal executive offices of the Company. Within ten (10) calendar days after receipt of a request in proper form and otherwise in compliance with this Section 13(c) from any such shareholder, the Board of Directors may adopt a resolution fixing a Written Consent Record Date for the purpose of determining the shareholders entitled to take such action, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which date shall not be more than ten (10) calendar days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no resolution fixing a record date has been adopted by the Board of Directors within such ten (10) calendar day period after the date on which such a request is received, (i) the Written Consent Record Date for determining shareholders entitled to consent to such action, when no prior action of the Board of Directors is required by applicable law, shall be the first date on which a valid signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in the manner described in this Section 13, and (ii) the Written Consent Record Date for determining shareholders entitled to consent to such action, when prior action by the Board of Directors is required by applicable law, shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action. To be in proper form for purposes of this Section 13, a request by a shareholder for the Board of Directors to fix a Written Consent Record Date shall set forth: (i) As to each Soliciting Person (as defined below), the Shareholder Information (as defined in Section 3(c)(i), except that for purposes of this Section 13 the term “Soliciting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 3(c)(i)); (ii) As to each Soliciting Person, any Disclosable Interests (as defined in Section 3(c)(ii), except that for purposes of this Section 13 the term “Soliciting Person”

26 shall be substituted for the term “Proposing Person” in all places it appears in Section 3(c)(ii) and the disclosure in clause (L) of Section 3(c)(ii) shall be made with respect to the action or actions proposed to be taken by written consent); (iii) As to the action or actions proposed to be taken by written consent, (A) a description in reasonable detail of the proposed action or actions, the reasons for taking such action or actions (including the text of any reasons for the business that will be disclosed in any consent solicitation statement or supplement thereto to be filed with the SEC); (B) the text of the resolutions or consent proposed to be acted upon by written consent of the shareholders and in the event that such resolutions or consent include a proposal to amend these By-laws, the complete text of the proposed amendment; (C) a description in reasonable detail of any interest of any Soliciting Person in such proposed actions, including any anticipated benefit to any Soliciting Person therefrom, including any interest that will be disclosed to the Company’s shareholders in any consent solicitation statement to be distributed to the Company’s shareholders); (D) a reasonably detailed description of all agreements, arrangements and understandings, written or oral and formal or informal, (x) between or among any of the Soliciting Persons or (y) between or among any Soliciting Person and any other person (including their names) in connection with the request to fix a Written Consent Record Date or such proposed action or actions; and (E) any other information relating to such proposed action that would be required to be disclosed in a consent solicitation statement or other filing required to be made with the SEC in connection with solicitations of written consents by any Soliciting Person in support of the action proposed to be taken by written consent pursuant to Section 14(a) of the Exchange Act; and (iv) If directors are proposed to be elected by written consent, the Nominee Information for each person whom a Soliciting Person proposes to elect as a director by written consent. For purposes of this Section 13, the term “Soliciting Person” shall mean (i) the shareholder making a request for the Board of Directors to fix a record date and proposing the action or actions to be taken by written consent, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made, (iii) any affiliate or associate (within the meaning of Rule 12b-2 under the Exchange Act) of such shareholder or beneficial owner, (iv) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such shareholder in any solicitation contemplated by the request for the Board of Directors to fix a record date, (v) each person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with any such shareholder or beneficial owner (or their respective affiliates and associates), and (vi) any other person with whom such shareholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined above). In connection with an action or actions proposed to be taken by written consent in accordance with this Section 13, the shareholder or shareholders seeking such action or actions shall further update and supplement the information previously provided to the Company in connection therewith, if necessary, so that the information provided or required to be provided pursuant to this Section 13 shall be true and correct as of the record date for determining the shareholders eligible to take such action and as of the date that is five (5) business days prior to

27 the date the consent solicitation is commenced, and such update and supplement shall be delivered to, or mailed to and received by, the Secretary of the Company at the principal executive offices of the Company not later than five (5) business days after the record date for determining the shareholders eligible to take such action (in the case of the update and supplement required to be made as of the record date), and not later than three (3) business days prior to the date that the consent solicitation is commenced (in the case of the update and supplement required to be made as of five (5) business days prior to the commencement of the consent solicitation). For the avoidance of doubt, the updates required pursuant to this Section 13 do not cause a request to fix a Written Consent Record Date that was not in compliance with this Section 13 when first delivered to the Company to thereafter be in proper form in accordance with this Section 13. Upon written request by the Secretary of the Company, the Board of Directors or any duly authorized committee thereof, any shareholder or shareholders who have submitted to the Company a request to fix a Written Consent Record Date shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory in the reasonable discretion of the Board, any duly authorized committee thereof or any duly authorized officer of the Company, to demonstrate the accuracy of any information submitted by the shareholder pursuant to this Section 13 (including, if requested by the Company, written confirmation by such shareholder that it continues to intend to take action by written consent). If a shareholder fails to provide such written verification within such period, the information as to which written verification was requested shall be deemed not to have been provided in accordance with this Section 13. Upon written request by the Secretary of the Company, the Board of Directors or any duly authorized committee thereof, any shareholder or shareholders who have submitted to the Company a request to fix a Written Consent Record Date shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), a written supplement, satisfactory in the reasonable discretion of the Board of Directors, any duly authorized committee thereof or any duly authorized officer of the Company, to update the information contained in any previously submitted request to fix a Written Consent Record Date and provide the disclosures required by this Section 13 such that they are current and true, correct and complete as of the date that such supplement is submitted to the Secretary. If a shareholder fails to provide such written supplement within such period, the information as to which such written supplement was requested shall be deemed not to have been provided in accordance with this Section 13. In order for any request to fix a Written Consent Record Date that is provided to the Company to comply with the requirements of this Section 13, each of the applicable requirements of this Section 13 shall be directly and expressly responded to and a request to fix a Written Consent Record Date must clearly indicate and expressly reference which provisions of this Section 13 the information disclosed is intended to be responsive to. Information disclosed in one section of a request to fix a Written Consent Record Date in response to one provision of this Section 13 shall not be deemed responsive to any other provision of this Section 13 unless it is expressly cross-referenced to such other provision and it is clearly apparent how the information included in one section of the request to fix a Written Consent Record Date is directly and expressly responsive to the information required to be included in another section of such request pursuant to Section 13. For the avoidance of doubt, statements purporting to provide global cross-

28 references that purport to provide that all information provided shall be deemed to be responsive to all requirements of this Section 13 shall be disregarded and shall not satisfy the requirements of this Section 13. In order for any request to fix a Written Consent Record Date that is provided to the Company to comply with the requirements of this Section 13, it must set forth in writing directly within the body of the request (as opposed to being incorporated by reference from any other document or writing not prepared solely in response to the requirements of these By- laws) all the information required to be included therein as set forth in this Section 13 and each of the applicable requirements of this Section 13 shall be directly responded to in a manner that makes it clearly apparent how the information provided is specifically responsive to any requirements of this Section 13. For the avoidance of doubt, a request to fix a Written Consent Record Date that is provided to the Company to comply with the requirements of this Section 13 shall not be deemed to be in compliance with this Section 13 if it attempts to include the required information by incorporating by reference into the body of the request any other document, writing or part thereof, including, but not limited to, any documents publicly filed with the SEC not prepared solely in response to the requirements of these By-laws. For the further avoidance of doubt, the body of the request to fix a Written Consent Record Date shall not include any documents not prepared solely in response to the requirements of these By-laws. A shareholder submitting a request to fix a Written Consent Record Date to the Company to comply with the requirements of this Section 13, by its delivery to the Company, represents and warrants that all information contained therein, as of the date of delivery, is true, accurate and complete in all respects, contains no false or misleading statements and such shareholder acknowledges that it intends for the Company and the Board of Directors to rely on such information as (i) being true, accurate and complete in all respects and (ii) not containing any false or misleading statements. If the information submitted in a request to fix a Written Consent Record Date pursuant to this Section 13 by any shareholder to the Company shall not be true, correct and complete in all respects as of the date of submission, such information shall be deemed not to have been provided in accordance with this Section 13. In addition to the requirements of this Section 13 with respect to shareholders proposing to take an action by written consent, each Soliciting Person shall comply with all applicable requirements of these By-laws, the Articles of Incorporation, the Exchange Act, the SEC and other applicable law in connection with any such proposed action, any solicitation of consents in connection therewith and any filings required to be made with the SEC in connection therewith. Notwithstanding anything in these By-laws to the contrary, no action may be taken by the shareholders by written consent except in accordance with this Section 13. If the Board of Directors shall determine that any request to fix a Written Consent Record Date or to take shareholder action by written consent was not properly made in accordance with this Section 13, or the shareholder or shareholders seeking to take such action do not otherwise comply with this Section 13, then the Board of Directors shall not be required to fix a Written Consent Record Date and any such purported action by written consent shall be null and void to the fullest extent permitted by applicable law.

29 Section 14. Postponement and Cancellation of Meetings. Any previously scheduled annual or special meeting of the shareholders may be postponed, and any previously scheduled annual or special meeting of the shareholders called by the Board may be canceled, by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting of shareholders. ARTICLE IV DIRECTORS Section 1. Authority. The affairs, property, and business of the Company shall be managed under the direction of a Board of Directors, consisting of the number of persons authorized under the Articles of Incorporation and these By-laws, who shall be elected at the annual meeting of the shareholders for a term of one (1) year, and shall hold office until their successors are duly elected and qualified. In addition to the powers and authorities expressly conferred upon the Board of Directors by these By-laws and the Articles of Incorporation, the Board of Directors may exercise all powers of the Company and do all lawful acts and things which are not by statute or by the Articles of Incorporation or these By-laws directed or required to be exercised or done by the shareholders. Section 2. Organization. The Board of Directors shall from time to time, but in no event less frequently than annually, elect a Chair of the Board from among the directors. Such Chair of the Board shall be elected by resolution of the Board of Directors adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The Chair of the Board may be, but is not required to be, an officer or employee of the Company. Meetings of the Board shall be presided over by the Chair of the Board, or such other person as the Board may determine. The Secretary of the Company shall act as secretary of the meeting, and in the Secretary’s absence such other person as the person presiding over the meeting may appoint. Section 3. Number. The number of directors may at any time be increased (to a maximum of twenty (20) directors) or decreased, in each case exclusively by the vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time a resolution regarding the foregoing is presented to the Board for adoption) at any meeting of the Board of Directors. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. Section 4. Term. The entire Board of Directors shall stand for election or re-election by the shareholders at each annual meeting, and each director shall be elected to serve until such director’s successor shall be elected and duly qualified or until such director’s earlier death, resignation or removal in the manner as herein provided. Section 5. Vacancies. All vacancies in the Board of Directors, whether caused by an increase in the number of directors, resignation, death, or otherwise, may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum, or by

30 the shareholders. A director elected to fill any vacancy shall hold office for the unexpired term of such director’s predecessor, and until such director’s successor is duly elected and qualified. Section 6. Resignations. Any director may resign at any time upon notice given in writing or by electronic transmission to the Chair of the Board, the Chief Executive Officer or the Secretary of the Company; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered, unless the resignation specifies a later effective date or an effective date determined upon the occurrence of an event or events. Acceptance of such resignation shall not be necessary to make it effective. A resignation that is conditioned upon the director failing to receive a specified vote for re-election as a director may provide that it is irrevocable. Unless otherwise provided in the Articles of Incorporation or these By-laws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Section 7. Majority Vote. Except as provided in Section 8 of this Article IV with respect to Contested Elections, each nominee shall be elected a director by a Majority Vote at any meeting of shareholders for the election of directors at which a quorum is present. For purposes of these By-laws, a “Majority Vote” means that the number of votes cast in favor of a nominee exceeds the number of votes cast against the nominee. Abstentions and broker non-votes, if any, shall not be counted as “votes cast” with respect to that nominee. Section 8. Contested Election. Except as provided in Section 5 and Section 6 of this Article IV, directors shall be elected by a plurality of the votes cast in any Contested Election at which a quorum is present. For purposes of these By-laws, a “Contested Election” means an election of directors with respect to which the Secretary of the Company has received notice that a shareholder has proposed the nomination of at least one person for election to the Board of Directors at a meeting of shareholders which notice is in compliance with the advance notice requirements set forth in Sections 4 and 5 of Article III, and such notice of nomination has not been withdrawn by such shareholder on or prior to the tenth (10th) calendar day preceding the date the Company files its definitive proxy statement relating to the Company’s annual meeting of shareholders with the SEC (regardless of whether or not such proxy statement is thereafter revised or supplemented). Section 9. Place of Meeting. The Board of Directors may hold meetings and keep the books of the Company within or without the State of Florida. Section 10. Annual Board Meeting. The annual meeting of the Board of Directors, of which no notice shall be necessary, shall be held following the annual meeting of the shareholders, or following any adjournment thereof, for the purpose of the organization of the Board and the election or appointment of officers for the ensuing year and for the transaction of such other business as may be brought before such meeting.

31 Section 11. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at the principal executive offices of the Company or at such other place or places, within or without the State of Florida, as the Board of Directors may from time to time designate. Section 12. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chair of the Board of Directors, or the Chief Executive Officer, or, in their absence, by the President or any Vice President, or by any two directors, to be held at the principal executive offices of the Company, or at such other place or places, within or without the State of Florida, as the directors may from time to time designate and specify in the respective notices or waivers of notice of such meeting. Section 13. Notice. Special meetings of the Board of Directors may be called on at least forty-eight (48) hours’ notice to each director if notice is given to each director personally or by telephone (including by a voice or text messaging system), facsimile or electronic mail, or on three (3) calendar days’ notice from the official date of deposit in the mail if notice is sent by internationally recognized courier to each director, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Company’s records. Such notice need not state the purpose of, nor the business to be transacted at, that meeting, except as may otherwise be required by these By-laws or applicable law. Notice need not be given to a director present at a meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing either before or after that meeting. Section 14. Conduct of Meeting; Quorum. At all meetings of the Board of Directors, the Chair of the Board, or, in the Chair’s absence, the Lead Independent Director or, in the Lead Independent Director’s absence, such person as may be designated by resolution of the Board adopted by a majority of the members of the Board present at the meeting, shall preside. A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business, but less than a quorum may adjourn any meeting from time to time until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice. At any meeting at which every director shall be present, even though without any notice, any business may be transacted. Section 15. Meetings by Electronic Communications Equipment. Any one or more members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or such committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. Section 16. Action by Written Consent. Unless otherwise restricted by the Articles of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or any committee thereof, as the case may be, consent thereto in writing, or by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee thereof, as the case may be.

32 Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Section 17. Compensation for Service. The Board of Directors may establish, from time to time, a schedule of compensation for members of the Board of Directors, as well as a fixed sum and expenses of attendance for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing Committees of the Board may be allowed compensation for attending Committee meetings. The Board of Directors may likewise provide that the Company shall reimburse each director or member of a committee for any expenses incurred on account of such director’s or member’s attendance at any meeting of the Board of Directors or any Committees thereof. Unless otherwise determined by the Board of Directors, directors who are employees of the Company shall not receive any compensation for service on the Board of Directors, but shall be reimbursed for expenses of attendance at meetings. Section 18. Interested Directors. No contract or other transaction between the Company and one or more of its directors, or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers, or are financially interested, shall be either void or voidable because of such relationship or interest, because such director or directors are present at the meeting of the Board of Directors or a Committee thereof that authorizes, approves, or ratifies such contract or transaction, or because such director’s or directors’ votes are counted for such purpose, if: The fact of such relationship or interest is disclosed or known to the Board of Directors or Committee that authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or The contract or transaction is fair and reasonable as to the Company at the time it is authorized by the Board of Directors, a Committee thereof or the shareholders. An interested director may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a Committee thereof that authorizes, approves, or ratifies such contract or transaction. Section 19. Indemnification. Mandatory Indemnification for Derivative Actions. The Company shall, except as provided in Section 22 hereof, indemnify any director or Officer of the Company made, or threatened to be made, a party or a witness to any Proceeding, by or in the right of the Company to procure a judgment in its favor by reason of (or arising in part out of) such person being or having served as (i) a director or Officer of the Company or an Affiliate of the Company, (ii) a

33 director, officer, employee, partner, agent, manager, member, fiduciary, trustee or other representative of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, at the request of, for the convenience of, or to represent the interests of, the Company, or (iii) a Trustee of any employee benefit plan or trust or other program sponsored by the Company or any subsidiary of the Company, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, against amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expense of litigating the proceeding to conclusion, and expenses, including attorneys’ fees, incurred by such person in connection with the defense or settlement of such Proceeding, or in connection with an appeal therein, unless either (i) the Board of Directors determines that such person did not act in good faith in the reasonable belief that such action was in the best interests of the Company or other entity covered by this Section 19, or (ii) such person is adjudged in a Final Adjudication to have been guilty of conduct as to which, as a matter of law, no such indemnification may be made. Mandatory Indemnification for Non-Derivative Actions. The Company shall, except as provided in Section 22 hereof, indemnify any director or Officer of the Company made, or threatened to be made, a party or a witness to any Proceeding, other than one by or in the right of the Company to procure a judgment in its favor, brought to impose a liability or penalty on such person for an act alleged to have been committed by such person in the capacity of (i) a director or Officer of the Company or an Affiliate of the Company, (ii) a director, officer, employee, partner, agent, manager, member, fiduciary, trustee or other representative of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise which such person served at the request of, for the convenience of, or to represent the interests of, the Company, or (iii) a Trustee of any employee benefit plan or trust or other program sponsored by the Company or any subsidiary of the Company, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, against judgments, fines, amounts paid in settlement and expenses, including attorneys’ fees, incurred as a result of such Proceeding, unless the Board of Directors determines that: (i) such person did not act in good faith in the reasonable belief that such action was in the best interests of the Company or other entity covered by this Section 19, or (ii) with respect to any criminal action or Proceeding, such person had reasonable cause to believe that such person’s conduct was unlawful. The termination of any such Proceeding by judgment, settlement, conviction or upon a plea of nolo contendere shall not in itself disqualify such person from indemnification except in any case where such person is adjudged in a Final Adjudication to have been guilty of conduct as to which, as a matter of law, no such indemnification may be made. Right to Advancement of Expenses. The Company shall advance the payment of expenses, including attorneys’ fees, to any person entitled to indemnification hereunder in advance of the Final Adjudication of any Proceeding. Such advances shall be paid by the Company within ten (10) days after the receipt by the Company of a statement or statements from the indemnified person requesting such advance or advances from time to time together with a reasonable accounting of such expenses; provided, however, that the advancement of such expenses to an indemnified person in advance of the Final Adjudication of a Proceeding, shall be made only upon delivery to the Company of an Undertaking. Except as otherwise expressly

34 provided in the FBCA, the Company shall not impose on an indemnified person additional conditions to the advancement of expenses or require from the indemnified person additional undertakings regarding repayment. Advancements of expenses shall not be required to be secured, shall not bear interest and shall be made without regard to the indemnified person’s ability to repay the expenses. Advancements of expenses to an indemnified person shall include any and all reasonable expenses incurred pursuing an action to enforce this right of advancement, including expenses incurred preparing and forwarding statements to the Company to support the advancements claimed. Notwithstanding the foregoing, the right to advancement of expenses shall not apply to any Proceeding against an indemnified person brought by the Company and approved by resolution of the Board of Directors adopted by the affirmative vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board of Directors for adoption) that alleges willful misappropriation of corporate assets by such indemnified person, wrongful disclosure of confidential information, or any other willful and deliberate breach in bad faith of such indemnified person’s duty to the Company or its shareholders. Right of Indemnitee to Bring Suit. If a claim under Subsections (a), (b) or (c) of this Section 19 is not paid in full by the Company within sixty (60) days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be ten (10) days, the indemnified person may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If the indemnified person is successful in whole or in substantial part in any such suit, or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of an Undertaking, the indemnified person shall be entitled to be reimbursed for the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnified person to enforce a right to indemnification hereunder (but not in a suit brought by the indemnified person to enforce a right to an advancement of expenses) it shall be a defense that the indemnified person has not met any applicable standard for indemnification set forth in these By-laws or the FBCA. In any suit by the Company to recover an advancement of expenses pursuant to the terms of an Undertaking, the Company shall be entitled to recover such expenses upon a Final Adjudication that the indemnified person has not met any applicable standard for indemnification set forth in these By-laws or the FBCA. Neither the failure of the Company (including its Board of Directors, a committee thereof or independent legal counsel) to have made a determination prior to the commencement of such suit that indemnification of the indemnified person is proper in the circumstances because the indemnified person has met the applicable standard of conduct set forth in these By-laws, nor an actual determination by the Company (including its Board of Directors, a committee thereof or independent legal counsel) that the indemnified person has not met such applicable standard of conduct, shall create a presumption that the indemnified person has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnified person, be a defense to such suit. Representation. In any instance where more than one person is entitled to reimbursement of attorneys’ fees pursuant to this Section 19, the Company shall select one attorney to serve as attorney for all such persons, unless, in the reasonable opinion of the attorney selected by the Company, a conflict of interest exists that would prevent representation by that attorney of

35 one or more persons. Notwithstanding the foregoing provision, any person may at any time decide to be represented by an attorney of such person’s choosing, at such person’s own expense. Non-Exclusivity of Rights. The right to indemnification and the advancement of expenses conferred in this Section 19 shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the FBCA or any other applicable law (common law or statutory law), these By-laws, provisions of the Articles of Incorporation, agreement, insurance policy, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity with respect to the Company and as to action in another capacity while holding such office or while employed by the Company. The Company is specifically authorized to enter into an agreement with any of its directors, officers, employees or agents providing for indemnification and advancement of expenses that may change, enhance, qualify or limit any right to indemnification or the advancement of expenses provided by this Section 19, to the fullest extent not prohibited by the FBCA or other applicable law. Continuation of Rights. The rights of indemnification and advancement of expenses provided in this Section 19 shall continue as to any person who has ceased to serve the Company in an official capacity and shall inure to the benefit of such person’s spouse, heirs, executors, administrators and estates. Contract Rights. Without the necessity of entering into an express contract with any indemnified person, the obligations of the Company to indemnify an indemnified person under this Section 19, including the duty to advance expenses, shall be considered a contract right between the Company and such indemnified person and shall be effective to the same extent and as if provided for in a contract between the Company and such indemnified person. Such contract right shall be deemed to vest at the commencement of such indemnified person’s service to or at the request of the Company, and no amendment, modification or repeal of this Section 19 shall affect, to the detriment of the indemnified person and such indemnified person’s heirs, executors, administrators and estate, such obligations of the Company in connection with a claim based on any act or failure to act occurring before such modification or repeal. Intent of Section 19; Effect of Amendment. The intent of this Section 19 is to provide for indemnification to the fullest extent permitted by the FBCA and any other applicable laws of the State of Florida to any person who is deemed to have satisfied the applicable standard of conduct set forth in this Section 19. To the extent that such laws may be amended or supplemented from time to time, this Section 19 shall be amended automatically and construed so as to permit indemnification to the fullest extent, but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment. Neither an amendment nor repeal of this Section 19, nor the adoption of any provision of these By-laws inconsistent with this Section 19, shall eliminate or reduce the effect of this Section 19 in respect of any matter occurring, or action or proceeding accruing or arising or that, but for this Section 19, would accrue or arise, prior to such amendment, repeal or adoption of any inconsistent provision. Definitions. The following terms shall have the respective meanings indicated when used in this Section 19:

36 (i) “Affiliate” of any person means any corporation, firm, association or entity that, directly or indirectly, controls, is controlled by, or is under common control with, such person. For purposes of this definition, “control” means the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise. (ii) “Officer” means (i) any member of the Executive Committee of the Company from time to time, (ii) any person identified in the Company’s filings with the SEC as an “executive officer” pursuant to Rule 3b-7 under the Exchange Act, and (iii) any chair or vice chair, chief executive officer, chief financial officer, treasurer, president, vice-president (including any such designated as “executive” or “senior” vice presidents), chief operating officer, chief administrative officer, controller, general counsel, secretary, assistant secretary or assistant treasurer of the Company. (iii) “Proceeding” means any threatened, asserted, pending or completed claim, action, suit, investigation (including any internal investigation), inquiry, hearing, mediation, arbitration, other alternative dispute mechanism or any other proceeding, whether civil, criminal, administrative, regulatory, arbitrative, legislative, investigative or otherwise and whether formal or informal, or any appeal of any kind therefrom, including an action initiated by the indemnified person to enforce the indemnified person’s rights to indemnification or advancement of expenses under any provision of the Articles of Incorporation, these By-laws, the FBCA or other applicable law, and whether instituted by or in the right of the Company, a governmental agency, the Board of Directors, any authorized committee thereof, a class of the Company’s security holders or any other party, and whether made pursuant to federal, state or other law, or any inquiry, hearing or investigation (including any internal investigation), whether formal or informal, whether instituted by or in the right of the Company, a governmental agency, the Board of Directors, any committee thereof, a class of the Company’s security holders, or any other party that the indemnified person believes might lead to the institution of any such proceeding. (iv) “Final Adjudication” means a final judicial decision by a court of competent jurisdiction from which there is no further right of appeal. (v) “Undertaking” means an undertaking in writing, by or on behalf of an indemnified person, to repay all amounts advanced if it shall ultimately be determined by a Final Adjudication that such indemnified person is not entitled to be indemnified under this Section 19. This Section 19 shall supersede any conflicting provisions contained in the corporate governance documents of any Affiliate of the Company. Section 20. Indemnification of Employees and Agents of the Company. The Company may, to the extent authorized from time to time by the Board of Directors or its designee, grant

37 rights to indemnification and to the advancement of expenses to any employee or agent of the Company to the fullest extent that such rights are granted to directors and Officers of the Company under the provisions of Article IV, Section 19 of these By-laws. Section 21. Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or any person serving at the request of the Company as a director, officer, employee or agent of another corporation, association, limited liability company, partnership, joint venture, trust or other enterprise, against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the FBCA. Section 22. Limitations on Indemnification. Notwithstanding anything contained in these By-laws to the contrary, no indemnification under Article IV, Section 19 shall be provided to any person: (i) on account of any Proceeding for an accounting of profits made from the purchase and sale (or sale and purchase) by such person of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law; (ii) on account of any Proceeding for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under any policy of the Company in effect from time to time with respect to recoupment or “clawback” of compensation, or under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by the indemnified person of securities in violation of Section 306 of the Sarbanes-Oxley Act); (iii) if a Final Adjudication establishes that such indemnification is prohibited by the FBCA, the Securities Act of 1933, the Federal Deposit Insurance Act, or other applicable law; (iv) if a Final Adjudication establishes that such person engaged in intentional misconduct or a transaction from which the person derived an improper personal benefit; (v) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid; (vi) for amounts paid in settlement of any Proceeding without the written consent of the Company, which written consent shall not be unreasonably withheld; and (vii) in connection with any Proceeding (or any part of any Proceeding) initiated by the indemnified person (which shall not be deemed to include counterclaims or affirmative defenses), including any Proceeding (or any part of any Proceeding) initiated by the indemnified person against the Company, any entity that the Company controls, any of the directors, officers, or employees thereof, other indemnitees or any third party, unless (A) the Company has joined in or the Board of Directors, by an affirmative vote of a majority of the Board of Directors, has expressly authorized or expressly consented, either before or after the commencement of the Proceeding, to the commencement of such Proceeding, (B) it is a Proceeding referenced in Article IV, Section 19(d) above, (C) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (D) otherwise required by the FBCA or other applicable law. Section 23. No Imputation. The knowledge and/or actions, or failure to act, of any officer, director, employee or representative of the Company, another enterprise or any other

38 person, shall not be imputed to any person for purposes of determining the right to indemnification or advancement of expenses under Article IV, Section 19. Section 24. Reasonable Reliance. Each officer, director, and member of any Committee designated by the Board of Directors shall, in the performance of such person’s duties, be fully protected in relying on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: one or more officers or employees of the Company whom such person reasonably believes to be reliable and competent in the matters presented; legal counsel, public accountants, financial advisors, or other persons, as to matters such person reasonably believes are within the persons’ professional or expert competence; or a committee of the Board of Directors of which such person is not a member, if such person reasonably believes the committee merits confidence. In discharging a director’s duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the Company and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the Company or its subsidiaries, the communities and society in which the Company or its subsidiaries operate, and the economy of the state and the nation. ARTICLE V COMMITTEES Section 1. Executive Committee. The Board of Directors may appoint from among its members an Executive Committee of not less than two nor more than nine members, one of whom shall be the Chair of the Board, and shall designate one of such members as Chair of the Executive Committee. The Board may also designate one or more of its members as alternates to serve as a member or members of the Executive Committee in the absence of a regular member or members. The Board of Directors reserves to itself alone the power to declare dividends, recommend to shareholders any action requiring their approval, change the membership of any committee at any time, fill vacancies therein, and discharge any committee either with or without cause at any time. Subject to the foregoing limitations, the Executive Committee shall possess and exercise all other powers of the Board of Directors during the intervals between meetings. Section 2. Other Committees. The Board of Directors may also appoint from among its own members such other committees as the Board may determine, including an Audit Committee and a Compensation Committee, which shall in each case consist of not less than two directors, and which shall have such powers and duties as shall from time to time be prescribed by the Board. Section 3. Rules of Procedure. A majority of the members of any committee may fix its rules of procedure. All actions by any committee shall be reported to the Board of Directors at

39 a meeting succeeding such action and shall be subject to revision, alteration, and approval by the Board of Directors. ARTICLE VI DIVISIONS Section 1. Advisory Boards. The Board of Directors may appoint individuals who may, but need not be, directors, officers, or employees of the Company, to serve as members of an Advisory Board of Directors of the Company or one or more operating divisions of the Company and may fix fees or compensation for attendance at meetings of any such Advisory Boards. The members of any such Advisory Board may adopt, and from time to time may amend, rules and regulations for the conduct of their meetings and shall keep minutes that shall be submitted to the Board of Directors. The term of office of any member of the Advisory Board of Directors shall be at the pleasure of the Board of Directors and shall expire upon the conclusion of each annual meeting of the shareholders. The function of any such Advisory Board of Directors shall be to advise with respect to the affairs of the Company or the operating divisions of the Company to which it is appointed. Section 2. Officers of Divisions; Titles. The Board of Directors, or the Chief Executive Officer, may from time to time confer on the employees of the Company assigned to any operating division of the Company, or discontinue, the title of President, Vice President, and any other titles deemed appropriate. Any employee so designated as an officer of an operating division shall have authorities, responsibilities, and duties with respect to such employee’s operating division corresponding to those normally vested in the comparable officer of the Company by these By-laws, subject to such limitations as may be imposed by the Board of Directors or the Chief Executive Officer. The designation of any such title to an employee of an operating division of the Company shall not be permitted to conflict in any way with the executive or administrative authority of any officer of the Company and shall not constitute authorization for such person to act as an officer of the Company or to represent such person as an officer of the Company. ARTICLE VII OFFICERS Section 1. Appointment. The Board of Directors shall elect from its own number a Chair of the Board in accordance with Section 2 of Article IV, and shall elect a Chief Executive Officer, a President and such Vice Presidents (who may or may not be directors, and who may be designated Executive or Senior Vice Presidents) as the Board determines the business of the Company requires, a Chief Financial Officer (who may also be a Vice President, Treasurer and Controller of the Company), a Treasurer and a Secretary; and it may elect or appoint from time to time such other or additional officers, including one or more Vice Chairmen, a Chief Operating Officer, a Chief Administrative Officer, a Controller and a General Counsel, and one or more Assistant Secretaries and Assistant Treasurers, as in its opinion are desirable for the conduct of the business of the Company. In its discretion the Board of Directors may leave unfilled any office

40 except those of Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary. Any individual may hold one or more offices authorized under these By-laws. Section 2. Employment Agreements; Removal. The Board of Directors may authorize the Company to enter into employment contracts with any executive officer for periods longer than one year, and any provision of the Articles of Incorporation or By-laws for annual election shall be without prejudice to the contract rights, if any, of an executive officer under such a contract. Subject to such officer’s or agent’s rights under any such employment contract, any officer or agent shall be subject to removal at any time by a resolution of the Board of Directors adopted by an affirmative vote of a majority of the total number of the authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time a resolution regarding removal is presented to the Board of Directors for adoption). An officer, agent, or employee, other than officers appointed by the Board of Directors, shall hold office at the discretion of the officer who appointed such person. Section 3. Vice Chair. The Vice Chair shall have such powers and perform such duties as may be assigned by the Board of Directors or the Chair. Section 4. Chief Executive Officer. The Chief Executive Officer shall exercise such duties as customarily pertain to that office and shall have general and active supervision over the property, business, and affairs of the Company and over its several officers. The Chief Executive Officer may appoint officers, agents, or employees other than those appointed by the Board of Directors. The Chief Executive Officer may sign, execute, and deliver in the name of the Company powers of attorney, contracts, bonds, and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors or by these By-laws. Section 5. President. The President shall exercise such duties as customarily pertain to that office and, subject to the direction of the Chief Executive Officer, shall have general and active supervision over the property, business, and affairs of the Company. In the absence or disability of the Chief Executive Officer, the Board or the Chair shall designate the President to perform the duties and exercise the powers of the Chief Executive Officer. The President may sign and execute contracts and other obligations pertaining to the regular course of the President’s duties. Section 6. Vice Presidents. Each Vice President shall have such powers and perform such duties as may be assigned by the Board of Directors, the Chief Executive Officer, the President, or the corporate officer to whom the Vice President reports. In the absence or disability of the Chief Executive Officer and the President, the Board or the Chair shall designate a Vice President to perform the duties and exercise the powers of the Chief Executive Officer or the President. A Vice President may sign and execute contracts and other obligations pertaining to the regular course of such Vice President’s duties. Section 7. Chief Financial Officer. The Chief Financial Officer shall be responsible for the financial reporting on a consolidated basis of the Company and its subsidiaries. The Chief Financial Officer shall perform such other duties as may be assigned by the Board of Directors or the Chair, including duties that may otherwise be assigned to the Treasurer under these By-laws,

41 and shall be responsible to the Chief Executive Officer for the performance of the duties of the office. Section 8. Controller. The Controller shall be the chief accounting officer of the Company, unless that responsibility is also being fulfilled by the Chief Financial Officer. The Controller shall perform such duties as shall be assigned by the Chief Financial Officer. Section 9. Treasurer. The Treasurer shall, subject to the direction of the Chief Executive Officer or the Chief Financial Officer, have general custody of all the funds and securities of the Company and have general supervision of the collection and disbursement of funds of the Company. The Treasurer shall endorse on behalf of the Company for collection checks, notes, and other obligations, and shall deposit the same to the credit of the Company in such bank or banks or depositories as the Board of Directors may designate, or shall designate others to do so. The Treasurer may sign, with the Chair, the Chief Executive Officer, the Chief Financial Officer, or such other person or persons as may be designated for such purpose by the Board of Directors, all bills of exchange or promissory notes of the Company. Unless such responsibilities are being fulfilled by the Chief Financial Officer or the Controller, the Treasurer shall enter or cause to be entered regularly in the books of the Company full and accurate accounts of all moneys received and paid on account of the Company; shall at all reasonable times exhibit the books and accounts of the Company to any director of the Company upon application at the office of the Company during business hours; and, whenever required by the Board of Directors or the Chief Executive Officer, shall render a statement of accounts. The Treasurer shall perform such other duties as may be prescribed from time to time by the Board of Directors or by these By- laws. The Treasurer shall give bond for the faithful performance of these duties in such sum and with such surety as shall be approved by the Board of Directors. Any Assistant Treasurer shall have such authority to sign and endorse checks, notes and other obligations of the Company, and open bank accounts, and such other duties and responsibilities, as shall be authorized by the Treasurer or the Chief Financial Officer. Section 10. Secretary. The Secretary of the Company shall keep the minutes of all meetings of the shareholders and of the Board of Directors, and to the extent ordered by the Board of Directors or the Chair, the minutes of meetings of all committees. The Secretary shall cause notice to be given of meetings of shareholders, of the Board of Directors, and of any committee appointed by the Board. The Secretary shall have custody of the corporate seal and general charge of the records, documents, and papers of the Company not pertaining to the performance of the duties vested in other officers, which shall at all reasonable times be open to the examination of any director, and shall authenticate records of the Company as required from time to time. The Secretary may sign or execute contracts with the Chair, the Chief Executive Officer, the President, or a Vice President thereunto authorized, in the name of the Company, and affix the seal of the Company thereto. The Secretary shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Chief Executive Officer. Any Assistant Secretary shall have the authority to perform the duties of the Secretary of the Company and such other duties as may be assigned by the Chief Executive Officer or the Secretary. Section 11. General Counsel. The General Counsel shall be the chief legal officer of the Company and shall advise and represent the Company generally in all legal matters and proceedings and shall act as counsel to the Board of Directors and the Executive Committee. The

42 General Counsel may sign and execute pleadings, powers of attorney pertaining to legal matters, and any other contracts and documents in the regular course of such General Counsel’s duties. Section 12. Bank Accounts. In addition to such bank accounts and brokerage accounts as may be authorized in the usual manner by resolution of the Board of Directors, the Treasurer or the Controller of the Company, with the approval of any one of the Chair, the Chief Executive Officer, or the Chief Financial Officer, may authorize such bank accounts or brokerage accounts to be opened or maintained in the name and on behalf of the Company as such Treasurer or Controller may deem necessary or appropriate. Payments from such bank accounts shall be made upon and according to a check or draft that may be signed jointly or singly by either the manual or facsimile signature or signatures of such officers or bonded employees of the Company as shall be specified in the written instruction of the Chief Financial Officer, the Treasurer, or the Controller of the Company. With respect to any brokerage account established pursuant to this Section 12, any of the Chair, the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Controller or any other employee of the Company specified in written instructions by the Chief Financial Officer or Treasurer of the Company shall be fully authorized and empowered to purchase, sell, assign, transfer and deliver any and all shares of stock, bonds, debentures, notes, evidences of indebtedness or other securities owned by the Company or registered in the name of the Company, and such persons shall be authorized to make, execute and deliver any and all written instruments of assignment and transfer necessary or proper to give effect to any transaction in such brokerage account. Section 13. Vacancies. In case any office shall become vacant, the Board of Directors shall have power to fill such vacancies. In case of the absence or disability of any officer, the Board of Directors may delegate the powers or duties of any officer to another officer or a director for the time being. Section 14. Authority to Vote Shares. Unless otherwise ordered by the Board of Directors, the Chair, the Chief Executive Officer, the Chief Financial Officer, the Secretary of the Company or any officer thereunto duly authorized by the Chief Executive Officer shall have full power and authority on behalf of the Company to attend and to vote at any meeting of shareholders of any corporation in which the Company may hold stock, and may exercise on behalf of the Company any and all of the rights and powers incident to the ownership of such stock at any such meeting, and shall have power and authority to execute and deliver proxies and consents on behalf of the Company in connection with the exercise by the Company of the rights and powers incident to the ownership of such stock. The Board of Directors, from time to time, may confer like powers upon any other person or persons. Section 15. Compensation of Officers. The salaries of executive officers, though the same be directors and/or shareholders, shall be fixed by the Board of Directors. ARTICLE VIII CAPITAL STOCK Section 1. Share Certificates. Certificates for stock of the Company shall be in such form as the Board of Directors may from time to time prescribe and shall be signed by the Chair

43 of the Board or the Chief Executive Officer, the President, or a Vice President and by the Secretary of the Company or an Assistant Secretary or the Treasurer or an Assistant Treasurer, manually or in facsimile. A stock certificate signed (manually or in facsimile) by an officer of the Company shall be valid even though such person no longer holds office when the certificate is issued. Notwithstanding the foregoing provisions regarding share certificates, the Board of Directors may provide that some or all of any or all classes or series of the Company’s common or preferred stock may be uncertificated shares. Section 2. Registrar; Transfer Agent. The Board of Directors shall have power to appoint one or more Registrars and Transfer Agents for the registration and transfer of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such Registrars and Transfer Agents. Section 3. Transfers of Stock. Shares of capital stock of the Company shall be transferable on the books of the Company only by the holder of record thereof in person or by duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares. Section 4. Lost Certificates; Indemnity. In case any certificate for shares of the capital stock of the Company shall be lost, stolen, or destroyed, the Company may require such proof of the fact and such indemnity to be given to it and to its Transfer Agent and Registrar, if any, as shall be deemed necessary or advisable by it. Section 5. Record Holders. The Company shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof in fact, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law. Section 6. Record Date. The Board of Directors may, by resolution of the Board adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption), fix in advance a date as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders, or entitled to receive payment of any dividends or other distribution, or to exercise the rights in respect to any change, conversion, or exchange of capital stock, and in such case only shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or allotment of rights, or exercise such rights, as the case may be, and notwithstanding any transfer of any stock on the books of the Company after any such record date fixed as herein provided. In no event may any such record date: (i) be more than seventy (70) calendar days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date when any change or conversion or exchange of capital stock shall go into effect, or (ii) precede the date upon which the resolution fixing the record date is adopted by the Board of Directors in accordance with this Section 6. A determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. Notwithstanding anything in this Section 6 to the contrary, a record date for determining shareholders entitled to take action by written consent shall be fixed in accordance with Section 13 of Article III.

44 ARTICLE IX MISCELLANEOUS; DIVIDENDS; EXCLUSIVE FORUM Section 1. Section Headings. Section headings in these By-laws are for convenience of reference only and shall not affect in any way the meaning or interpretation of these By-laws. Section 2. Gender. All words used in these By-laws in the masculine gender shall extend to and shall include the feminine and neuter genders. Section 3. By-law Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements and other provisions of these By-laws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal. Section 4. Interpretation. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the FBCA shall govern the construction of these By-laws. References in these By-laws to any provision of the FBCA shall be deemed to include all amendments thereof. The term “person” includes an entity, including, but not limited to, a corporation, partnership, trust, estate, unincorporated association, partnership, or limited liability company, as well as a natural person. Whenever the words “include,” “includes” and “including” are used in these By-laws, they shall be deemed to be followed by the words “without limitation.” The word “will” is to be construed to have the same meaning as the word “shall.” The definitions contained in these By-laws are applicable to the singular as well as the plural forms of such terms. Section 5. Inconsistent Provisions. In the event that any provision of these By-laws is or becomes inconsistent with any provision of the Articles of Incorporation, the FBCA or any other applicable law, such provision of these By-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect. Section 6. Evidence of Authority. A certificate by the Secretary of the Company, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the shareholders, directors, a committee or any officer or representative of the Company shall, as to all persons who rely on the certificate in good faith, be conclusive evidence of such action. Section 7. Fiscal Year. The Board of Directors shall have power to fix, and from time to time change, the fiscal year of the Company. Section 8. Waiver of Notice. Any notice required to be given under the provisions of these By-laws or otherwise may be waived by the shareholder, director, or officer to whom such notice is required to be given. Section 9. Dividends. Dividends may be declared by the Board of Directors and paid to shareholders to the extent permitted by law, subject to any conditions and limitations imposed by the Articles of Incorporation of the Company.

45 Section 10. Exclusive Forum. Unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the FBCA or the Articles of Incorporation or these By-laws (as either may be amended from time to time), or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine, shall be a state court located within the State of Florida (or, if no state court located within the State of Florida has jurisdiction, the federal district court for the Middle District of Florida). ARTICLE X BY-LAW AMENDMENTS The Board of Directors shall have power to add any provision to, or to amend or repeal any provision of, these By-laws by the affirmative vote of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time a resolution regarding the foregoing is presented to the Board for adoption) at any regular or special meeting of the Board, if, in addition to any other notice required by these By-laws and other applicable requirements contained herein, notice of such addition, amendment or repeal is contained in the notice or waiver of notice of such meeting, which notice shall also include, without limitation, the text of any such proposed amendment and/or any resolution calling for any such addition, amendment or repeal. The shareholders shall have power to add any provision to, or to amend or repeal any provision of, these By-laws by the affirmative vote of a majority of the votes cast at any meeting if, in addition to any other notice required by these By-laws and other applicable requirements contained herein, notice of such addition, amendment or repeal is contained in the notice or waiver of notice of such meeting of shareholders, which notice shall also include, without limitation, the text of any such proposed amendment and/or any resolution calling for any such addition, amendment or repeal. * * * * *